                                                                  EXECUTION COPY

                                                                     EXHIBIT F-1
                                                                       TO CREDIT
                                                                       AGREEMENT

                           FORM OF SECURITY AGREEMENT

                          Dated as of November 2, 2000

                                      From

                           THE GRANTORS NAMED HEREIN,

                                  AS GRANTORS,

                                       to

                                  BNP PARIBAS,

                                    AS AGENT


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                                       i


                                TABLE OF CONTENTS


                                                                                                               Page
Section 1.     Grant of Security..................................................................................2
Section 2.     Security for Obligations...........................................................................3
Section 3.     Grantor Remains Liable.............................................................................3
Section 4.     Delivery and Control of Security Collateral and Account Collateral.................................3
Section 5.     Representations and Warranties.....................................................................4
Section 6.     Further Assurances.................................................................................5
Section 7.     Voting Rights; Dividends; Etc......................................................................6
Section 8.     Transfers and Other Liens; Additional Shares.......................................................8
Section 9.     Agent Appointed Attorney-in-Fact...................................................................8
Section 10.    Agent May Perform..................................................................................9
Section 11.    The Agent's Duties.................................................................................9
Section 12.    Remedies...........................................................................................9
Section 13.    Indemnity and Expenses............................................................................10
Section 14.    Amendments; Waivers; Etc..........................................................................11
Section 15.    Addresses for Notices.............................................................................11
Section 16.    Continuing Security Interest; Assignments Under the Credit Agreement..............................12
Section 17.    Release and Termination...........................................................................12
Section 18.    Annual Collateral Audit...........................................................................13
Section 19.    Governing Law.....................................................................................13
Section 20.    Execution in Counterparts.........................................................................13


                                    SCHEDULE

Schedule I        -        Pledged Shares

                                     EXHIBIT

Exhibit A         -        Form of Security Agreement Supplement

                               SECURITY AGREEMENT

                  SECURITY AGREEMENT, dated as of November 2, 2000, made by the persons whose names appear on the signature pages hereof as Grantors and Additional Grantors (as defined in Section 14(c)), the "GRANTORS", and each, individually, a "GRANTOR"), to BNP PARIBAS, ("BNP PARIBAS"), as administrative agent (together with any successor administrative agent appointed pursuant to Article VIII of the Credit Agreement, (as defined below) the "AGENT") for the Secured Parties (as defined in the Credit Agreement).

                  PRELIMINARY STATEMENTS

                  (1) International Rectifier Corporation (the "COMPANY"), is party to a Credit Agreement dated as of November 2, 2000 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"; the capitalized terms defined therein and not otherwise defined herein being used herein as therein defined) with the Lender Parties party thereto and BNP Paribas, as Sole Arranger, Administrative Agent and Initial Issuing Bank.

                  (2) Each Grantor is the owner of the shares of stock or other ownership interests (including, without limitation, interests arising as a member of a limited liability company) set forth opposite such Grantor's name and as otherwise described in Schedule I hereto and issued by the corporations or other entities indicated therein (collectively, the "INITIAL PLEDGED SHARES").

                  (3) The Company has opened a non-interest bearing cash collateral account (the "L/C CASH COLLATERAL ACCOUNT") with BNP Paribas at its office at San Francisco, Account No. 207493-001-44, in the name of the Company but under the sole control and dominion of the Agent and subject to the terms of this Agreement.

                  (4) It is a condition precedent to the making of Advances by the Lenders and the issuance of Letters of Credit by the Issuing Bank under the Credit Agreement, that each of the Grantors shall have granted the assignment and security interest and made the pledge and assignment contemplated by this Agreement.

                  (5) Unless otherwise defined in this Agreement or in the Credit Agreement, terms defined in Article 8 or 9 of the Uniform Commercial Code in effect in the State of California ("CALIFORNIA UNIFORM COMMERCIAL CODE") are used in this Agreement as such terms are defined in such Article 8 or 9.

                  NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Advances and the Issuing Bank to issue Letters of Credit under the Credit Agreement, each of the Grantors hereby agrees with the Agent for its benefit and the ratable benefit of the other Secured Parties as follows:

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                                       2


                  SECTION 1. GRANT OF SECURITY. Each of the Grantors hereby assigns and pledges to the Agent for its benefit and the ratable benefit of the other Secured Parties, and hereby grants to the Agent for its benefit and the ratable benefit of the other Secured Parties, a lien on and security interest in the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by such Grantor, wherever located and whether now or hereafter existing (collectively, the "COLLATERAL"):

                  (a) all of such Grantor's right, title and interest in and to all of the following (collectively, the "SECURITY COLLATERAL"):

                  (i) the Initial Pledged Shares, together with the certificates representing such Initial Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Initial Pledged Shares; and

                  (ii) all additional shares of stock or other ownership interests (including, without limitation, interests arising as a member of a limited liability company) of any issuer of any Initial Pledged Shares or of any Subsidiary that is, or becomes after the date hereof, a Significant Subsidiary, from time to time acquired by such Grantor in any manner, together with the certificates representing such additional shares or ownership interests, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other ownership interests (together with the Initial Pledged Shares, the "PLEDGED SHARES") PROVIDED, HOWEVER that the Pledged Shares shall not include shares or other ownership interests (or a portion thereof) of any issuer of Pledged Shares that is a Non-U.S. Subsidiary to the extent that the inclusion of such shares or other ownership interests (or portion thereof) would cause the shares or interests in such issuer pledged hereunder to exceed 65% of the total of all shares or interests in such issuer; and

                  (b) all of such Grantor's right, title and interest in and to all of the following (collectively, the "ACCOUNT COLLATERAL"):

                  (i) the L/C Cash Collateral Account;

                  (ii) all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed or required to be delivered to or otherwise possessed, by the Agent for or on behalf of such Grantor, including, without limitation, those delivered to or possessed in substitution for or in addition to any or all of the then existing Account Collateral; and

                  (iii) all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral; and

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                                       3


                  (c) all proceeds of any and all of the foregoing Collateral (including, without limitation, proceeds that constitute property of the types described in clauses (a) or (b) of this Section 1) and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) cash proceeds of any and all of the foregoing Collateral.

                  SECTION 2. SECURITY FOR OBLIGATIONS. This Agreement secures, in the case of each Grantor, the payment of all Obligations of such Grantor now or hereafter existing under or in respect of the Loan Documents, whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, expenses or otherwise (all such Obligations secured hereby being the "SECURED OBLIGATIONS"). Without limiting the generality of the foregoing, this Agreement secures as to each Grantor the payment of all amounts that constitute part of the Secured Obligations and that would be owed by such Grantor to the Agent, or any of the other Secured Parties under the Loan Documents but for the fact that such Secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Grantor or any other Grantor.

                  SECTION 3. GRANTOR REMAINS LIABLE. Anything contained herein to the contrary notwithstanding, (a) each of the Grantors shall remain liable under the contracts and agreements (if any) included in the Collateral to which it is a party to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Agent of any of its rights hereunder shall not release any of the Grantors from any of their respective duties or obligations under the contracts and agreements (if any) included in the Collateral to which it is a party, and (c) neither of the Agent, nor any of the other Secured Parties shall have any obligation or liability under the contracts and agreements (if any) included in the Collateral by reason of this Agreement or any other Loan Document, nor shall any of the Secured Parties be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                  SECTION 4. DELIVERY AND CONTROL OF SECURITY COLLATERAL AND ACCOUNT COLLATERAL . (a) Except as provided in Section 4(c) below, all certificated securities and all instruments representing or evidencing any Grantor's interest in any Security Collateral or Account Collateral (and, to the extent requested by the Agent, any other Collateral) shall be delivered to and held by or on behalf of the Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Agent. Upon the occurrence and during the continuation of an Event of Default, Agent shall have the right and without notice to any of the Grantors, to transfer to or register in the name of the Agent or any of its nominees any or all of the Security Collateral and the Account Collateral, subject only to the revocable rights specified in Section 8(a). In addition, the Agent shall have the right at any time to

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                                       4


exchange certificates or instruments representing or evidencing Security Collateral or Account Collateral for certificates or instruments of smaller or larger denominations.

                  (b) With respect to any Security Collateral which is an uncertificated security (as defined in the California Uniform Commercial Code) registered to the Grantor or held by the Grantor other than as a security entitlement, the Grantor shall cause the issuer thereof to either (i) register the Agent as owner of such security or (ii) to agree in writing with such Grantor and the Agent that such issuer will comply with instructions originated by the Agent with respect to such security without further consent of such Grantor, such agreement to be in form and substance satisfactory to the Agent.

                  (c) With respect to any Security Collateral that constitutes a security entitlement, the applicable Grantor shall cause the securities intermediary with respect to such security entitlement either (i) to identify in its records the Agent as the entitlement holder (as defined in the California Uniform Commercial Code) with respect to such security entitlement or (ii) to agree in writing with such Grantor and the Agent that such securities intermediary will comply with entitlement orders as defined in the California Uniform Commercial Code originated by the Agent without further consent of such Grantor, such agreement to be in form and substance satisfactory to the Agent.

                  SECTION 5. REPRESENTATIONS AND WARRANTIES. Each of the Grantors represents and warrants as follows:

                  (a) Except as expressly permitted by the Credit Agreement, and the other Loan Documents and subject to limitations in the title acquired by the Grantor, such Grantor is the legal and beneficial owner of the Collateral of such Grantor free and clear of any Lien, except for the Liens and security interests created under this Agreement and Permitted Liens. No effective financing statement or other instrument similar in effect covering all or any part of such Collateral or listing such Grantor or any of its Subsidiaries or any trade name of such Grantor or any of its Subsidiaries as debtor is on file in any recording office, except such as may have been filed in favor of the Agent relating to the Loan Documents or may have been filed in connection with liens permitted by the Credit Agreement.

                  (b) The Pledged Shares owned by such Grantor have been duly authorized and validly issued and are fully paid and non-assessable.

                  (c) The Initial Pledged Shares owned by such Grantor constitute the percentage of the issued and outstanding shares of stock of the issuers thereof indicated on Schedule I hereto as of the date hereof.

                  (d) Except as otherwise permitted by the Credit Agreement or the other Loan Documents, this Agreement, the pledge of the Security Collateral pursuant hereto and the pledge and assignment of the certificates representing the Account Collateral pursuant hereto create a valid and perfected first priority security interest in the Collateral of such Grantor that can be perfected by the filings and deliveries required hereby securing the payment of the Secured Obligations of such Grantor, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken. Such Grantor is the legal and beneficial owner of the Collateral of such Grantor, free and clear of any Lien, except for the liens and security interests created or permitted under this Agreement and the other Loan Documents and subject to any limitation in title acquired by such Grantor.

                  (e) No consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other Person except for the consents, authorizations, approvals, actions, notices and filings listed on Schedule 4.01(d) to the Credit Agreement, all of which have been duly obtained, taken, given or made and are in full force and effect, or for is required (i) for the grant by such Grantor of the assignment and security interest granted hereby, for the pledge by such Grantor of the Security Collateral pursuant hereto or for the execution, delivery or performance of this Agreement by such Grantor, (ii) for the perfection or maintenance of the pledge, assignment and security interest created hereunder (including the first priority nature of such pledge, assignment and security interest), except for the filing of financing and continuation statements under the Uniform Commercial Code, which financing and continuation statements have been duly filed or will have been duly filed within the time period specified therefor in Section 5.01(j) of the Credit Agreement, and except to the extent that the pledge, assignment and security interest hereunder concerns Pledged Shares issued by any Non-U.S. Subsidiary, in respect of which steps for the perfection of the pledge, assignment and security interest hereunder shall be taken as required by Section 5.01(j) and 5.01(l) of the Credit Agreement, or (iii) for the exercise by the Agent of its voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with the disposition of any portion of the Security Collateral by laws affecting the offering and sale of securities generally and except to the extent that the pledge, assignment and security interest hereunder concerns Pledged Shares issued by any Non-U.S. Subsidiary, in respect of which action shall be taken as required by Section 5.01(j) and 5.01(l) of the Credit Agreement.

                  (f) Such Grantor has independently and without reliance upon any Secured Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement, and such Grantor has established adequate means of obtaining from any other Loan Parties on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the financial condition, operations, properties and prospects of such other Loan Parties.

                  SECTION 6. FURTHER ASSURANCES. (a) Each of the Grantors agrees that from time to time, at the expense of such Grantor, such Grantor shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Agent may request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby (including, without limitation, the first priority nature thereof) or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each of the Grantors shall: (i) if any Collateral shall be evidenced by a promissory note or other instrument or chattel paper, deliver and pledge to the Agent for its benefit and the ratable benefit of the other Secured Parties such note or instrument or chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Agent; (ii) deliver and pledge to the Agent for its benefit and the ratable benefit of the other Secured Parties certificates representing the Pledged Shares accompanied by undated stock powers executed in blank and evidence that all other action that the Agent may deem necessary or desirable in order to perfect and protect the liens and security interests created under this Agreement has been taken; and (iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Agent may request, in order to perfect and preserve the pledge, assignment and security interests granted or purported to be granted hereunder.

                  (b) Each of the Grantors hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of such Grantor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                  (c) Each of the Grantors shall furnish to the Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail.

                  SECTION 7. VOTING RIGHTS; DIVIDENDS; ETC.. (a) So long as no Event of Default shall have occurred and be continuing:

                  (i) Each of the Grantors shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral of such Grantor or any part thereof for any purpose not inconsistent with the terms of this Agreement or the other Loan Documents; PROVIDED, HOWEVER, that no Grantor shall exercise or refrain from exercising any such right if, in the Agent's reasonable judgment, such action would have a material adverse effect on the value of the Security Collateral or any part thereof.

                  (ii) Each of the Grantors shall be entitled to receive and retain, and to utilize free and clear of the lien of this Agreement, any and all dividends, interest and other distributions paid in respect of the Security Collateral of such Grantor if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Loan Documents; PROVIDED, HOWEVER, that any and all:

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                                       7


                           (A) dividends, interest and other distributions paid
                  or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral,

                           (B) dividends and other distributions paid or payable
                  in cash in respect of any Security Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus,

                           (C) cash paid, payable or otherwise distributed in
                  respect of principal of, or in redemption of, or in exchange for, any Security Collateral, and

                           (D) cash dividends paid or payable in violation of
                  the terms of the Credit Agreement,

         shall be, and shall be forthwith delivered to the Agent to hold as, Security Collateral and, if received by any of the Grantors, shall be received in trust for the benefit of the Agent, shall be segregated from other property or funds of such Grantor and be forthwith delivered to the Agent as Security Collateral in the same form as so received (with any necessary indorsement or assignment).

                  (iii) The Agent shall promptly execute and deliver (or cause to be executed and delivered) to each of the Grantors all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.

                  (b) Upon the occurrence and during the continuance of an Event of Default:

                  (i) All rights of each of the Grantors to (A) exercise or refrain from exercising the voting and other consensual rights that such Grantor would otherwise be entitled to exercise pursuant to subparagraph (i) of Section 7(a) shall, upon notice to such Grantor by the Agent, cease and (B) receive the dividends, interest and other distributions that such Grantor would otherwise be authorized to receive and retain pursuant to subparagraph (ii) of Section 7(a) shall automatically cease, and all such rights shall thereupon become vested in the Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends, interest and other distributions.

                  (ii) All dividends, interest and other distributions that are received by any of the Grantors contrary to the provisions of clause
         (i) of this Section 7(b) shall be received in trust for the benefit of the Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Agent as Security Collateral in the same form as so received (with any necessary indorsement).

                  SECTION 8. TRANSFERS AND OTHER LIENS; ADDITIONAL SHARES. (a) Each of the Grantors agrees that it shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral of such Grantor (other than sales, assignments, options and other dispositions permitted under the terms of the Credit Agreement) or
(ii) create or suffer to exist any Lien upon or with respect to any of the Collateral of such Grantor, except for the Liens created under this Agreement or permitted under the terms of the Credit Agreement.

                  (b) Each of the Grantors agrees that it shall (i) cause each issuer of the Pledged Shares owned by such Grantor not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer (except directors' qualifying shares), except to a Grantor, and
(ii) pledge to hereunder, immediately upon acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of any Pledged Shares PROVIDED, HOWEVER that the Pledged Shares shall not include shares or other ownership interests (or a portion thereof) of any issuer of Pledged Shares that is a Non-U.S. Subsidiary to the extent that the inclusion of such shares or other ownership interests (or portion thereof) would cause the shares or interests in such issuer pledged hereunder to exceed 65% of the total of all shares or interests in such issuer.

                  SECTION 9. AGENT APPOINTED ATTORNEY-IN-FACT. Each of the Grantors hereby irrevocably appoints the Agent such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time after the occurrence and during the continuance of an Event of Default in the Agent's discretion, to take any action and to execute any instrument that the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

                  (i) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

                  (ii) to receive, indorse and collect any drafts or other instruments, chattel paper and documents in connection with Section 8(a) or 8(b) above, and

                  (iii) to file any claims, to take any action or to institute any proceedings that the Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the rights of the Agent with respect to any of the Collateral.

                  SECTION 10. AGENT MAY PERFORM. If any of the Grantors fails to perform any agreement contained herein, the Agent may, as the Agent deems reasonably necessary to protect the Secured Parties' security interest in the Collateral or the value thereof, but without any obligation to do so and without further notice, itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by such Grantor under Section 13(b).

                  SECTION 11. THE AGENT'S DUTIES. The powers conferred on the Agent hereunder are solely to protect its and the other Secured Parties' interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Security Collateral, whether or not the Agent or any other Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Agent accords its own property. Anything contained herein to the contrary notwithstanding, the Agent may from time to time, when the Agent deems it to be necessary, appoint one or more subagents (each a "SUBAGENT") for the Agent hereunder with respect to all or any part of the Collateral. In the event that the Agent so appoints any Subagent with respect to any Collateral, (1) the assignment and pledge of such Collateral and the security interest granted in such Collateral by each Grantor hereunder shall be deemed for purposes of this Agreement to have been made to such Subagent for the ratable benefit of the Secured Parties, as security for the Secured Obligations of such Grantor, (2) such Subagent shall automatically be vested with all rights, powers, privileges, interests and remedies of the Agent hereunder with respect to such Collateral and (3) the term "Agent," when used herein in relation to any rights, powers, privileges, interests and remedies of the Agent with respect to such Collateral, shall include such Subagent; PROVIDED, HOWEVER, that no such Subagent shall be authorized to take any action with respect to any such Collateral unless and except to the extent expressly authorized in writing by the Agent.

                  SECTION 12. REMEDIES. If any Event of Default shall have occurred and be continuing:

                  (a) The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the California Uniform Commercial Code (whether or not the California Uniform Commercial Code applies to the affected Collateral), and also may (i) require any of the Grantors to, and each of the Grantors hereby agrees that it shall at its own expense and upon request of the Agent forthwith, assemble all or part of the Collateral as directed by the Agent and make it available to the Agent at a place and time to be designated by the Agent that is reasonably convenient to both parties, (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale or at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable, and (iii) occupy any premises owned or leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation. Each of the Grantors agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the applicable Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b) Any cash held by or on behalf of the Agent and all cash proceeds received by or on behalf of the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by or on behalf of the Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Agent pursuant to Section 13) in whole or in part by the Agent for its benefit and the ratable benefit of the other Secured Parties against, all or any part of the Secured Obligations in such order as the Agent shall elect. Any surplus of such cash or cash proceeds held by or on behalf of the Agent and remaining after payment in full of all of the Secured Obligations shall be paid over to the applicable Grantor or to whomsoever may be lawfully entitled to receive such surplus.

                  (c) All payments received by any of the applicable Grantors in respect of the Collateral shall be received in trust for the benefit of the Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Agent in the same form as so received (with any necessary indorsement or assignment).

                  SECTION 13. INDEMNITY AND EXPENSES. (a) Each of the Grantors agrees to defend, protect, indemnify and hold harmless the Agent, each of the Secured Parties and each of their respective officers, directors, employees, agents and advisors (each an "INDEMNIFIED PARTY") from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and reasonable expenses of counsel) arising out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except to the extent that such claims, losses or liabilities are found in a final judgment of a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct.

                  (b) Each of the Grantors will upon demand pay to the Agent the amount of any and all expenses (including, without limitation, the reasonable fees and expenses of its counsel and of any experts and agents) that the Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral of such Grantor, (iii) the exercise or enforcement of any of the rights of the Agent or any other Secured Party against such Grantor or
(iv) the failure by any of the Grantors to perform or observe any of the provisions hereof.

                  SECTION 14. AMENDMENTS; WAIVERS; ETC.. (a) No amendment or waiver of any provision of this Agreement, and no consent to any departure by any of the Grantors herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  (b) No failure on the part of the Agent to exercise, and no delay in exercising, any right, power or privilege hereunder shall operate as a waiver thereof or consent thereto; nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                  (c) Upon the execution and delivery by any Person of a security agreement supplement in substantially the form of Exhibit A hereto (each a "SECURITY AGREEMENT SUPPLEMENT"), (i) such Person shall be referred to as an "ADDITIONAL GRANTOR" and shall be and become a Grantor, and each reference in this Agreement to "Grantor" shall also mean and be a reference to such Additional Grantor and (ii) the Schedule attached to each Security Agreement Supplement shall be incorporated into and become a part of and supplement Schedules I hereto, and the Agent may attach such Schedule as a supplement to
Schedule I, and each reference to such Schedule shall mean and be a reference to
Schedule I, as supplemented pursuant hereto.

                  (d) Delivery by telecopies of an executed counterpart of any amendment or waiver of any provision of this Agreement or of any Supplement or Schedule hereto shall be effective as delivery of a manually executed counterpart thereof.

                  SECTION 15. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing (including telecopier communication) and mailed, telecopied or delivered, addressed to the party at its address specified in the Credit Agreement, or as to either a Borrower or the Agent, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrowers and the Agent. All such notices and other communications shall, when mailed or telecopied be effective when deposited in the mails or transmitted by telecopier, respectively, except that notices and communications to the Agent shall not be effective until received by the Agent.

                  SECTION 16. CONTINUING SECURITY INTEREST; ASSIGNMENTS UNDER THE CREDIT AGREEMENT. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the latest of the payment in full in cash of the Secured Obligations (other than contingent obligations expressed to survive the termination of the Credit Agreement or any other Loan Document) and the Termination Date, (b) be binding upon each of the Grantors and each of their respective successors and assigns and (c) inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment, the Advances owing to it and any Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender Party herein or otherwise, in each case as provided in Section 9.07 of the Credit Agreement.

                  SECTION 17. RELEASE AND TERMINATION. (a) Upon any sale, lease, transfer or other disposition of any item of Collateral in accordance with the terms of the Loan Documents, the Agent shall, at the applicable Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby; PROVIDED, HOWEVER, that (i) at the time of such request and such release, no Default shall have occurred and be continuing, (ii) such Grantor shall have delivered to the Agent, at least ten Business Days prior to the date of the proposed release, a written request for release describing the item of Collateral to the extent required by the Credit Agreement and the terms of the sale, lease, transfer or other disposition in reasonable detail (including, without limitation, the price thereof and any expenses in connection therewith), and a certification by such Grantor to the effect that the transaction is in compliance with the Loan Documents and as to such other matters as the Agent may reasonably request, (iii) to the extent that the proceeds of any such sale, lease or transfer or other disposition are required to be applied in accordance with Section 2.07 of the Credit Agreement, such proceeds shall be paid to, or in accordance with the instructions of, the Agent at the closing thereof and (iv) the Agent shall have approved such sale, lease, transfer or other disposition in writing, except if such sale, lease, transfer or other disposition is permitted under the Credit Agreement.

                  (b) Upon the latest of the payment in full of the Secured Obligations (other than contingent obligations expressed to survive the termination of the Credit Agreement or any other Loan Document) and the Termination Date, the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Grantor. Upon any such termination, the Agent shall, at the applicable Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

                  (c) If all of the capital stock (or other equity interests) of one or more Grantor is sold or otherwise disposed of (except to the Company or any of its Subsidiaries) or liquidated in compliance with the requirements of the Credit Agreement (or such sale or other disposition or liquidation has been approved in writing by the Required Lenders) and the proceeds of such sale, disposition or liquidation are applied in accordance with the provisions of the Credit Agreement, such Grantor shall be released from this Agreement and this Agreement shall, as to each such Grantor or Grantors, automatically and completely terminate, have no further force or effect and be forever discharged (it being understood and agreed that the sale of one or more Persons that own, directly or indirectly, all of the capital stock (or other equity interests) of any Grantor shall be deemed to be a sale of such Grantor for purposes of this
Section 17(c)). In such event, the Agent shall, at the applicable Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to release from the assignment and security interest granted hereby the items of Collateral pledged and assigned by such Grantor.

                  SECTION 18. ANNUAL COLLATERAL AUDIT. Each Grantor agrees that, at the expense of such Grantor, the Agent may conduct an appraisal and valuation of all the Collateral of such Grantor not more frequently than once in any Fiscal Year.

                  SECTION 19. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of California.

                  SECTION 20. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

            [The remainder of this page is intentionally left blank.]

                  IN WITNESS WHEREOF, each of the Grantors has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                      INTERNATIONAL RECTIFIER CORPORATION

                                      By
                                        ---------------------------
                                           Name:
                                           Title:

                                      Address:  233 Kansas Street,
                                      El Segundo, California  90245
                                      Attention:  Treasury Department
                                      Telecopier:  (310) 726-8439

                                      ZING TECHNOLOGIES, INC.

                                      By
                                        ---------------------------
                                           Name:
                                           Title:

                                      Address:  233 Kansas Street,
                                      El Segundo, California  90245
                                      Attention:  Treasury Department
                                      Telecopier:  (310) 726-8439

                                                                      SCHEDULE I
                                                                     TO SECURITY
                                                                       AGREEMENT

                                 PLEDGED SHARES


----------------------------------------------------------------------------------------------------------------------
GRANTOR                   ISSUER                  CLASS OF     PAR       STOCK         NUMBER OF      PERCENTAGE OF
                                                  STOCK        VALUE     CERTIFICATE   SHARES         ISSUED AND
                                                                         NUMBER(S)                    OUTSTANDING
                                                                                                      SHARES OF
                                                                                                      ISSUER
----------------------------------------------------------------------------------------------------------------------
International Rectifier   Zing Technologies,      common       $0.01     NY 2220       1,000               100%
Corporation               Inc.
----------------------------------------------------------------------------------------------------------------------
International Rectifier   International           ordinary     L1.00     3             65,000               65%
Corporation               Rectifier Electronic
                          Motion Systems Ltd.     preference   L1.00     5             7,473,079            65%
----------------------------------------------------------------------------------------------------------------------
International Rectifier   International                        1,000     17            6,499,627            65%
Corporation               Rectifier Corporation                lira
                          Italiana Sp.A.
----------------------------------------------------------------------------------------------------------------------
International Rectifier   Rectificadores          Series A     1 peso    1, 2          250*                100%*
Corporation               Internationales S.A.
----------------------------------------------------------------------------------------------------------------------
International Rectifier   Rectificadores          Series B     1 peso    1             3,857,912*          100%*
Corporation               Internationales S.A.
----------------------------------------------------------------------------------------------------------------------
International Rectifier   Rectificadores          Series C     1 peso    1             4,067,000*          100%*
Corporation               Internationales S.A.
----------------------------------------------------------------------------------------------------------------------
International Rectifier   Rectificadores          Series D     1 peso    1             23,828,169*         100%*
Corporation               Internationales S.A.
----------------------------------------------------------------------------------------------------------------------
International Rectifier   Rectificadores          Series E     1 peso    1             36,327,866*         100%*
Corporation               Internationales S.A.
----------------------------------------------------------------------------------------------------------------------
International Rectifier   International                        S$1.00    7             172,250              65%
Corporation               Rectifier Southeast
                          Asia Pte. Ltd
----------------------------------------------------------------------------------------------------------------------
International Rectifier   International           ordinary     L1.00     16            975,000              65%
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
GRANTOR                   ISSUER                  CLASS OF     PAR       STOCK         NUMBER OF      PERCENTAGE OF
                                                  STOCK        VALUE     CERTIFICATE   SHARES         ISSUED AND
                                                                         NUMBER(S)                    OUTSTANDING
                                                                                                      SHARES OF
                                                                                                      ISSUER
----------------------------------------------------------------------------------------------------------------------
Corporation               Rectifier Company
                          (Great Britain) Ltd.
----------------------------------------------------------------------------------------------------------------------
International Rectifier   International                        $1.00     4, 5          99,999*           99.999%*
Corporation               Rectifier Hong Kong                  (HKD)
                          Limited
----------------------------------------------------------------------------------------------------------------------
International Rectifier   International                        no par    N/A           350,000*            100%*
Corporation               Rectifier GmbH                       value
----------------------------------------------------------------------------------------------------------------------
International Rectifier   International                        Y50,000   1, 2, 3, 4,   800*                100%*
Corporation               Rectifier Japan Co.                            5, 6, 7, 8
----------------------------------------------------------------------------------------------------------------------
Zing Technologies, Inc.   Omnirel, LLC.           N/A**        N/A**     N/A**         N/A**               100%
----------------------------------------------------------------------------------------------------------------------


* Notwithstanding the number of shares represented by the certificates, only 65% of the total shares represented by the certificates are being pledged under this Security Agreement.
** Zing Technologies, Inc. is pledging its ownership interest in a limited liability company, Omnirel, L.L.C., a Delaware limited liability company, which interest is not represented by shares of capital stock.

                                                                       EXHIBIT A
                                                                     TO SECURITY
                                                                       AGREEMENT

                      FORM OF SECURITY AGREEMENT SUPPLEMENT

                                                            ____________, 200[ ]

BNP Paribas, as Agent
180 Montgomery Street, California 94104,
Attention:  Thomas Kunz and Paggie Wong,
  Telecopier number (415) 956-4230
With a copy to:  Tjalling Terpstra,
  Telecopier number (213) 488-9602)

                 Security Agreement dated as of November 2, 2000
         made by International Rectifier Corporation and the Collateral
                 Grantors named therein to BNP Paribas, as Agent

Ladies and Gentlemen:

                  Reference is made to the above-captioned Security Agreement (as amended, supplemented or otherwise modified, the "SECURITY AGREEMENT"). Unless otherwise defined herein, terms defined in the Security Agreement are used herein as therein defined.

                  The undersigned hereby agrees, as of the date first above written, to become a Collateral Grantor under the Security Agreement as if it were an original party thereto and agrees that each reference in the Security Agreement to a "Collateral Grantor" or "Grantor" shall also mean and be a reference to the undersigned.

                  The undersigned hereby assigns and pledges to the Agent for its benefit and the ratable benefit of the Agent, the Lenders and the Issuing Bank and hereby grants to the Agent for its benefit and the ratable benefit of the Agent, the Lenders and the Issuing Bank as collateral for the Secured Obligations a pledge and assignment of, and a security interest in, all of the right, title and interest of the undersigned in and to its Collateral, whether now owned or hereafter acquired, in accordance with the Security Agreement.

                  The undersigned has attached hereto a supplement to Schedule I to the Security Agreement, and the undersigned hereby certifies that such supplement has been prepared by the undersigned in substantially the form of
Schedule I to the Security Agreement and is accurate and complete as of the date first above written.

                  The undersigned hereby makes each representation and warranty set forth in Section 5 of the Security Agreement as to itself and as to its Collateral to the same extent as each other Collateral Grantor and hereby agrees to be bound as a Collateral Grantor by all of the terms and provisions of the Security Agreement to the same extent as all other Collateral Grantors.

                  This letter shall be governed by and construed in accordance with the laws of the State of California.

                                           Very truly yours,

                                           [GRANTORS]

                                           By
                                             ---------------------------
                                                Name:
                                                Title:
                                           Address: